UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2009

Universal Travel Group
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51516 (Commission File Number)	90-0296536 (I.R.S. Employer Identification No.)

Shennan Road, Hualian Center, Room 301 - 309 Shenzhen, People’s Republic of China (Address of principal executive offices) (zip code)

86 755 836 68489 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                       Changes in Registrant’s Certifying Accountant

On June 30, 2009, our current independent registered public accounting firm, Morgenstern, Svoboda & Baer CPA (“Morgenstern”) resigned and on the same day, we appointed Acqavella, Chiarelli, Shuster, Berkower & Co., LLP (“ACSB”) as our new independent registered public accounting firm.

The reports of Morgenstern on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to continue with ACSB as our independent accountants was approved by our Board of Directors on June 30, 2009.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with Morgenstern on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Morgenstern, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Morgenstern with a copy of this disclosure before its filing with the SEC. We requested that Morgenstern provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from Morgenstern stating that it agrees with the above statements.  A copy of this letter is filed as an exhibit to this report.

New Independent Accountants

Our Board of Directors approved the appointment of  Acqavella, Chiarelli, Shuster, Berkower & Co., LLP as our new independent registered public accounting firm effective as of June 30, 2009. During the two most recent fiscal years and through the date of our engagement, we did not consult with ACSB regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging ACSB, ACSB did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to continue the appointment of ACSB as our new independent registered public accounting firm.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits
16.1 Letter dated June 30, 2009 from Morgenstern, Svoboda & Baer CPA to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2009	UNIVERSAL TRAVEL GROUP

By: /s/ Jing Xie
Chief Financial Officer